TOUCHSTONE INSTITUTIONAL FUNDS TRUST

Touchstone Sands Capital Institutional Growth Fund

Supplement dated May 26, 2020 to the Prospectus, Summary Prospectus, and
Statement of Additional Information ("SAI") dated April 30, 2020

IMPORTANT NOTICE REGARDING CHANGES TO THE
TOUCHSTONE SANDS CAPITAL INSTITUTIONAL GROWTH FUND

Proposed Reorganization

At a meeting of the Board of Trustees (the "Board") of Touchstone Institutional Funds Trust (the "Trust") held on May 21, 2020, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the reorganization of the Touchstone Sands Capital Institutional Growth Fund (the "Target Fund"), a series of the Trust, into a newly created Institutional share class of the Touchstone Sands Capital Select Growth Fund (the "Acquiring Fund" and together with the Target Fund, the "Funds"), a series of the Touchstone Funds Group Trust (the "Reorganization"). In making its decision, the Board considered the recommendation of Touchstone, the Funds’ investment advisor, that the Reorganization was advisable to, among other reasons, provide potential efficiencies and economies of scale for the Funds. The Reorganization does not require shareholder approval and is expected to be tax-free for U.S. federal income tax purposes.

Under the terms of the Reorganization, the Target Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the newly created Institutional Class shares of the Acquiring Fund. The Acquiring Fund would also assume substantially all of the Target Fund's liabilities. The corresponding shares of the Acquiring Fund would then be distributed to the Target Fund's shareholders, and the Target Fund would be terminated.

The Target Fund will remain open to purchases and redemptions from existing shareholders until December 11, 2020. The Target Fund will not accept orders from new investors to purchase shares of the Target Fund, effective as of the close of business on November 27, 2020, except that the Fund may continue to accept systematic contributions from defined contribution plans until such time as it is administratively feasible to terminate these arrangements, or the Reorganization date, whichever is sooner.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Target Fund.

A Prospectus/Information Statement containing more information about the Reorganization will be mailed to Target Fund shareholders in the fourth quarter of 2020, prior to the Reorganization.  The Reorganization is expected to be completed on or about December 11, 2020, or as soon as practicable thereafter. Shareholders of the Target Fund will not pay any sales load, commission, or other similar fee in connection with the Acquiring Fund shares received in the Reorganization. Expenses associated with the Reorganization will be borne by Touchstone.

Changes to the Acquiring Fund

At the same Board meeting, the Board approved an amendment to the advisory agreement between Touchstone and Touchstone Funds Group Trust, on behalf of the Acquiring Fund, in order to lower the Acquiring Fund's advisory fee rate to 0.70% on the first $1 billion of average daily net assets; 0.65% on the next $500 million; 0.60% on the next $500 million; and 0.55% on assets over $2 billion, effective June 1, 2020.

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At the same Board meeting, the Board approved the launch of Institutional Class shares and Class R6 shares of the Acquiring Fund. These share classes are expected to launch in the third quarter of 2020, prior to the Reorganization. Touchstone has agreed to waive a portion of its fees or reimburse certain Acquiring Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Acquiring Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Acquiring Fund operating expenses to 0.78% and 0.72% of average daily net assets for the new Institutional Class shares and Class R6 shares, respectively. As noted herein, the Target Fund will be reorganized into the new Institutional Class shares of the Acquiring Fund.

More About the Funds

The Funds have the same investment goal: seeking long-term capital appreciation. The principal investment strategies and investment restrictions are the same for both Funds. Both Funds are sub-advised by Sands Capital Management, LLC and managed with the same investment process by the same portfolio management team.

For more information about the Acquiring Fund, see its prospectus and SAI dated January 30, 2020, as supplemented on March 19, 2020, April 30, 2020 and May 26, 2020.  You can obtain a copy of the prospectus or SAI by visiting the website at TouchstoneInvestments.com, by calling 1.800.543.0407, or by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078.

Change to Distribution Frequency

The Target Fund intends to implement a change to its dividend distribution schedule. Effective August 1, 2020, the Target Fund will begin declaring and paying dividends, if any, on an annual basis instead of quarterly. The section of the Target Fund's prospectus titled "Distributions and Taxes" is hereby updated accordingly.

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The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding the Target Fund or the Acquiring Fund, or to receive a free copy of the Prospectus/Information Statement, once it is available, please contact your financial advisor or Touchstone at 800.543.0407. The Prospectus/Information Statement will contain important information about fund goals, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The Prospectus/Information Statement also will be available for free on the SEC’s website (www.sec.gov). Please read the Prospectus/Information Statement carefully before making any decision to invest in any shares in connection with the Reorganization.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.
TSF-1105-TIFT-CISGX-S1-2005